                                                                   EXHIBIT 4.1
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                             NALCO CHEMICAL COMPANY

                                       TO

                            THE CHASE MANHATTAN BANK
                                             Trustee

                                 ---------------

                                    INDENTURE

                             Dated as of May 1, 1998

                                 Debt Securities

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                             Nalco Chemical Company
                 Certain Sections of this Indenture relating to
                  Sections 3.10 through 3.18, inclusive, of the
                    Trust Indenture Act of 1939, as amended:

               Provision of Trust                                                         Indenture Section
             Indenture Act of 1939,
                   as amended

         310(a)(1)                        ............................................6.9
            (a)(2)                        ............................................6.9
            (a)(3)                        ............................................Not Applicable
            (a)(4)                        ............................................Not Applicable
            (b)                           ............................................6.8, 6.10
            (c)                           ............................................Not Applicable
         311(a)                           ............................................6.13
            (b)                           ............................................6.13
            (c)                           ............................................Not Applicable
        1312(a)                           ............................................7.1, 7.2(a)
            (b)                           ............................................7.2(b)
            (c)                           ............................................7.2(c)
          13(a)                           ............................................7.3(a)
            (b)                           ............................................7.3(a)
            (c)                           ............................................7.3(a)
            (d)                           ............................................7.3(b)
         314(a)                           ............................................7.4
            (a)(4)                        ............................................1.1, 10.4
            (b)                           ............................................Not Applicable
            (c)(1)                        ............................................1.2
            (c)(2)                        ............................................1.2
            (c)(3)                        ............................................Not Applicable
            (d)                           ............................................Not Applicable
            (e)                           ............................................1.2
            (f)                           ............................................1.2
         315(a)                           ............................................6.1
            (b)                           ............................................6.2
            (c)                           ............................................6.1
            (d)                           ............................................6.1
            (e)                           ............................................5.14
         316(a)                           ............................................1.1
            (a)(1)(A)                     ............................................5.2, 5.12
            (a)(1)(B)                     ............................................5.13
            (a)(2)                        ............................................Not Applicable
            (b)                           ............................................5.8
            (c)                           ............................................1.4(c)
         317(a)(1)                        ............................................5.3
            (a)(2)                        ............................................5.4
            (b)                           ............................................10.3
         318(a)                           ............................................1.7

Note:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

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NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       i

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       ii

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      iii

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       iv

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       v

         Section 13.1.   Applicability of Article; Company's Option to Effect Defeasance or Covenant

         Section 13.5.   Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                         Miscellaneous Provisions................................................................65
         Section 13.6.   Reinstatement...........................................................................65

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       vi

                  INDENTURE, dated as of May 1, 1998 between Nalco Chemical
Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One
Nalco Center, Naperville, Illinois 60563-1198, and The Chase Manhattan Bank, a
New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness to be issued in one or more series as provided in this Indenture (herein called the
"Securities").

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

Section 1.1. Definitions.
             -----------

                   For all purposes of this Indenture, except as otherwise
expressly provided or unless the context otherwise requires:

                   (1) the terms defined in this Article have the meanings
         assigned to them in this Article and include the plural as well as the singular;

                   (2) all other terms used herein which are defined in the
         Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                   (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting

         principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                   (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" means as to any particular lease under which either the Company or any Restricted Subsidiary is at the time liable as lessee for a term of more than 12 months and at any date as of which the amount thereof is to be determined, the total net obligations of the lessee for rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended)
discounted from the respective due dates thereof to such determination date at a rate per annum equivalent to the greater of (a) the weighted-average Yield to
Maturity of the Outstanding Securities, such average being weighted by the principal amount of the Outstanding Securities of each series or, in the case of
Original Issue Discount Securities, such amount to he the principal amount of such outstanding Original Issue Discount Securities that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to this Indenture and (b) the interest rate inherent in such lease (as determined in good faith by the Company), both to be compounded semi-annually. The net total obligations of the lessee for rental payments under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee. with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges and contingent rents (such as those based on sales or monetary inflation). If any lease is terminable by the lessee upon the payment of a penalty and under the terms of the lease the termination right is not exercisable until after the determination date and the amount of such penalty discounted to the determination date as provided above is less than the net amount of rentals payable after the time as of which such termination could occur (the "termination time") discounted to the determination date as provided above, then such discounted penalty amount shall be used instead of such discounted amount of net rentals payable after the termination time in calculating the Attributable Debt for such lease. If any lease is terminable by the lessee upon the payment of a penalty and such termination right is exercisable on the determination date and the amount of the net rentals payable under such lease after the determination date discounted to the determination date as

provided above is greater than the amount of such penalty, the "Attributable
Debt" for such lease as of such determination date shall be equal to the amount of such penalty.

                  "Authenticating Agent" means any Person authorized by the
Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate
Securities of one or more series.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means a Security in the form prescribed in Sections 2.2 through 2.4 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

                  "Business Day," when used with respect to any Place of
Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligations" of either the Company or any
Restricted Subsidiary means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use)
real property, the term of which extends beyond 12 months, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including
Statement No. 13 of Financial Accounting Standards Board) and, for the purposes of this Indenture, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles
(including such Statement No. 13).

                  "capital stock" or "stock" includes capital stock, shares of beneficial interests and limited partnership interests.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of
1934, as amended, or, if at any time after the execution of this instrument such
Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the corporation named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its
President or a Vice President, and by its Treasurer, an Assistant Treasurer, its
Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the
Company and its Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, less (a) investments in and advances to affiliates as shown on the consolidated balance sheet of the Company and its
Subsidiaries and (b) Intangible Assets.

                  "Corporate Trust Office" means the office of the Trustee or any of its affiliates in Cleveland, Ohio at which at any particular time its corporate trust business shall be administered, which currently is located at
1660 West Second Street, Suite 920, Cleveland, Ohio 44113.

                  "corporation" means a corporation, association, company,
limited partnership, partnership, joint-stock company, limited liability company or business trust.

                  "covenant defeasance" has the meaning specified in
Section 13.3.

                  "CUSIP" has the meaning specified in Section 3.11.

                  "default" has the meaning specified in Section 6.2.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "defeasance" has the meaning specified in Section 13.2.

                  "Depository" means, with respect to the Securities of any
series issuable or issued in whole or in part in the form of one or more
Book-Entry Securities, the Person designated as Depository for such series by the Company pursuant to Section 3.1, initially The Depository Trust Company, its nominees and their respective successors, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Funded Debt" means (i) any indebtedness of the Company or a
Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (in) in the case of any Restricted Subsidiary, all preferred stock having mandatory redemption provisions of such Restricted Subsidiary as reflected on such
Restricted Subsidiary's

balance sheet prepared in accordance with generally accepted accounting principles, and (iv) all Capital Lease Obligations.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, at any date, without duplication, (i)
all obligations for borrowed money of the Company or a Restricted Subsidiary or any other indebtedness of the Company or a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments, and (ii) Funded Debt.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

                  "Intangible Assets" means, at any date, the value (net of any applicable reserves), as shown on or reflected in the most recent consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, of: (i)
all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles, but excluding, for purposes of this definition, the ascribed value relating to the assembled sales force and existing customer lists for any acquisition by the Company or any of its
Subsidiaries after the date of this Indenture, and (ii) unamortized debt discount and expense, less unamortized premium.

                  "interest," when used with respect to an Original Issue
Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any
Security, means the Stated Maturity of an installment of interest on such
Security.

                  "Liens" means such pledges, mortgages, security interests and other liens which secure Secured Funded Debt.

                   "mandatory sinking fund payment" has the meaning specified in
Section 12.1.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated
Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Notice of Default" has the meaning specified in Section 5.1.

                  "Officers' Certificate" means a certificate signed by any two of the following officers of the Company: the Chairman of the Board, the
President, the General Counsel, a Vice President, the Treasurer, the Controller
or the Secretary, and delivered to the Trustee. One of the officers signing an
Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

                  "optional sinking fund payment" has the meaning specified in
Section 12.1.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (i) Securities theretofore canceled by the Trustee or
         delivered to the Trustee for cancellation;

                   (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any
         Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own
         Paying Agent) for the Holders of such Securities; provided, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                   (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                   (iv) Securities that have been defeased pursuant to Section
         13.2;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be
Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more

foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i)
above) of such Security, and (iii) Securities .owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only
Securities which the Trustee knows to be so owned shall be so disregarded.
Securities so owned that have been pledged in good faith may be regarded as
Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership,
limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any
Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing and located in the
United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2% of Consolidated Net Tangible Assets, other than any such building, structure or other facility or any portion thereof or any such fixture (together with the land upon which it is erected and fixtures comprising a part thereof) which, in the opinion of the Board of Directors of the Company (as evidenced by a resolution of the Board of Directors to such effect which is provided to the Trustee), is not of material importance to the total business conducted by the Company and its Subsidiaries taken as a whole.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this
Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this
Indenture.

                  "Regular Record Date" for the interest payable on any Interest
Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

                   "Restricted Subsidiary" means, at any date, each Subsidiary organized in the United States with total assets, as reflected in the most recent balance sheet of the Subsidiary as at the end of the fiscal quarter of such Subsidiary ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, greater than 2% of
Consolidated Net Tangible Assets. Restricted Subsidiaries shall not include: (a)
Nalco/Exxon Energy Chemicals, Inc., (b) Nalco/Exxon Energy Chemicals, L.P., (c)
Nalco TWO, Inc. (d) Treated Water Outsourcing, a Nalco/U.S. Filter Joint
Venture, (e) Nalco Leasing Corporation, and (f) any Subsidiary of any of the
foregoing.

                   "sale and leaseback transaction" has the meaning specified in
Section 10.7.

                  "Secured Funded Debt" means Funded Debt which is secured by any pledge of, or mortgage, security interest or other lien on any (i) Principal
Property (whether owned on the date hereof or hereafter acquired or created);
(ii) shares of stock owned by the Company or a Subsidiary in a Restricted
Subsidiary or (iii) indebtedness of a Restricted Subsidiary.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the
respective meanings specified in Section 3.5.

                  "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such
Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means any corporation of which at least a
majority of the outstanding stock, which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect a majority of the board of directors (or similar management body) of such corporation, is owned directly or indirectly by the Company or by one or more
Subsidiaries of the Company, or by the Company and one or more Subsidiaries.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that if the Trust Indenture Act of 1939 is amended after such date,
"Trust Indenture Act" means, to the extent required by any such amendment, the
Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to
Securities of that series.

                   "U.S. Government Obligations" has the meaning specified in
Section 13.4.

                  "Vice President," when used with respect to the Company or the
Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with generally accepted financial practice.

Section 1.2. Compliance Certificates and Opinions.
             ------------------------------------

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture. In the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this
Indenture relating to such particular application or request, however, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                   (1) a brief statement as to the nature and scope of the
         examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (2) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (5) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.  Form of Documents Delivered to Trustee.
              --------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or veered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is eased are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4. Acts of Holders; Record Dates.
             -----------------------------

                   (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this
Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                                       10

                   (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                   (c) The Company may, in the circumstances permitted by the
Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the lust solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                   (d) The ownership of Securities shall be proved by the
Security Register.

                   (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5. Notices. Etc. to Trustee and Company.
             ------------------------------------

                  Any request, demand, authorization, direction, notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                   (1) the Trustee by any Holder or by the Company shall be
         sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Mr. David Kovach, or

                   (2) the Company by the Trustee or by any Holder shall be
         sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal

                                       11

         office specified in the first paragraph of this instrument, Attention:
         Treasurer and General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6. Notice to Holders: Waiver.
             -------------------------

                  Where this Indenture provides for notice to Holders of any event, such notice shall Ix- sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security
Register, not later than the latest date (if any), and not earlier than the earliest date (if ,my), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. where this
Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver hall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made as shall be satisfactory to the
Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.7. Conflict with Trust Indenture Act.
             ---------------------------------

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision t the Trust
Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.8. Effect of Headings and Table of Contents.
             ----------------------------------------

                  The Article and Section headings herein, the reconciliation and tie with certain provisions of the Trust Indenture Act, and the Table of
Contents are for convenience only and ,hall not affect the construction hereof.

Section 1.9. Successors and Assigns.
             ----------------------

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                                       12

Section 1.10.  Separability Clause.
               -------------------

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.  Benefits of Indenture.
               ---------------------

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.  Governing Law.
               -------------

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

Section 1.13.  Legal Holidays.
               --------------

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of
Payment, then (notwithstanding any other provision of this Indenture or of the
Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section))
payment of interest or principal (and premium, if any) need not be made at such
Place of Payment on such date, but may be made on the next succeeding Business
Day at such Place of Payment with the same force and effect as if made on the
Interest Payment Date or Redemption Irate, or at the Stated Maturity; provided, however, that no interest shall accrue for the period from and after such
Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II

                                 Security Forms

Section 2.1. Forms Generally.
             ---------------

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities

                                       13

exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate word of such action shall be certified by the Secretary or an Assistant Secretary of the Company and
delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such
Securities.

                  The Trustee's certificate of authentication shall be in
substantially the form set forth in Section 2.5.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2. Form of Face of Security.
             ------------------------

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                             Nalco Chemical Company

                               ------------------

No ____________                                                     $ ________

                                                             CUSIP No. _______

                  Nalco Chemical Company, a corporation duly organized and
existing under the taws of the State of Delaware (herein called the "Company,"
which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, the principal sum of _________________ Dollars on
____________ [if the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from __________ or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, semi-annually on _________and _________in each year, commencing _______at the rate of ____%
per annum, until the principal hereof is paid or made available for payment [if applicable. insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment
Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be

                                       14

the ______ or ________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such
Regular Record Date and may either be paid to the Person in whose name this
Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                  Payment of the principal of (and premium, if any) and [if
applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New
York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this
Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been
executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                       15

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                     NALCO CHEMICAL COMPANY

Dated: ____________________

                                      By: _____________________________
Attest:

--------------------

Section 2.3. Form of Reverse of Security.
             ---------------------------

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________ (herein called the
"Indenture"), between the Company and __________________________], as Trustee
(herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the
Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $
____________].

                  [If applicable. insert --. The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on ____ in any year commencing with the year ____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after _________,19__], as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _____, ____%, and if redeemed]
during the 12-month period beginning _________ of the years indicated,

                                       16

             Year                       Redemption                      Year                      Redemption
             ----                          Price                        ----                         Price
                                           -----                                                     -----

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the
Indenture.]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
___________ in any year commencing with the year _____ and ending with the year
_____ through operation of the sinking fund for this series at the Redemption
Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount)
set forth in the table below: If redeemed during the 12-month period beginning
__________ of the years indicated,

                                       17

                                                   Redemption Price               Redemption Price For
                                                    For Redemption                Redemption Otherwise
                                                   Through Operation             Than Through Operation
              Year                                of the Sinking Fund             of the Sinking Fund
              ----                                -------------------            -----------------------

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption
Date will be payable to the Holders of such Securities, or one or more
Predecessor Securities, of record at the close of business on the relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [Notwithstanding the foregoing, the Company may not, prior to
__________, redeem any Securities of this series as contemplated by [Clause (2)
of] the preceding paragraph as a part of,. or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

                  [The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year ______ and ending with the year _________ of [not 1ess than $_________ ("mandatory sinking fund") and not more than] $________ aggregate principal amount of Securities of this series.
Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent
[mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

                                       18

                  [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If the Security is not an Original Issue Discount Security.
insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture.]

                  [If the Security is an Original Issue Discount Security,
insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security or] certain restrictive covenants and the related Events of Default with respect to this Security [, in each case]
upon compliance with certain conditions set forth [herein.]

                  The Indenture permits, with certain exceptions as therein
provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The
Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time
Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such
Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this
Security.

                  No reference herein to the Indenture and no provision of this
Security or of the Indenture shall alter or impair the obligation of the
Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                       19

                  As provided in the Indenture and subject to certain
limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the
Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same
Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $_________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of [a
360-day year of twelve 30-day months][the actual number of days elapsed and a
360-day year].

                  All terms used in this Security which are defined in the
Indenture shall have the meanings assigned to them in the Indenture.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

Section 2.4.  Additional Provisions Required in Book-Entry Security.
              -----------------------------------------------------

                  Any Book-Entry Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

                  "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the

                                       20

         limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the
         Depository or by a nominee of the Depository to the Depository or another nominee of the Depository."

Section 2.5.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

                  The Trustee's certificate of authentication shall be in
substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  ----------------------------
                                                           As Trustee

                                                  By __________________________
                                                         Authorized Signatory

                                  ARTICLE III

                                 The Securities

Section 3.1. Amount Unlimited; Issuable in Series.
             ------------------------------------

                  The aggregate principal amount of Securities which may be
authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There
shall be established in or pursuant to a Board Resolution and, subject to
Section 3.3, set forth, or determined in the manner provided in an Officers'
Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                   (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                   (2) any limit upon the aggregate principal amount of the
         Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other
         Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                                       21

                   (3) the Person to whom any interest on a Security of the
         series shall be payable, if other than the Person in whose name that
         Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                   (4) the date or dates on which the principal of the
         Securities of the series is payable;

                   (5) the date or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any
         Interest Payment Date;

                   (6) the place or places where the principal of and any
         premium and interest on Securities of the series shall be payable;

                   (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the
         Company;

                   (8) the obligation, if any, of the Company to redeem,
         purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                   (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                   (10) the currency, currencies or currency units in which
         payment of the principal of and any premium and interest on any
         Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

                   (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

                                       22

                   (12) if the principal of or any premium or interest on any
         Securities of the series is to be payable, at the election of the
         Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                   (13) the application, if any, of Section 13.2 or 13.3 to the
         Securities of the series;

                   (14) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depository with respect to such Book-Entry Security or Securities and the circumstances under which any Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depository or its nominee, if other than as set forth in Section 3.5;

                   (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2; and

                   (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially
identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
3.3) set forth, or determined in the manner provided, in the Officers'
Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the
Company and delivered to the Trustee at or prior to the delivery of the
Officers' Certificate setting forth the terms of the series.

Section 3.2.  Denominations.
              -------------

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the
Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                                       23

Section 3.3.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, its
Treasurer or one of its Assistant Treasurers, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant
Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of
individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and
delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a
Company Order for the authentication and delivery of such Securities, and the
Trustee in accordance with the Company Order shall authenticate and deliver such
Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Sections 2.1 and 3.1, in Authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                   (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                   (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                   (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                                       24

                  Notwithstanding the provisions of Section 3.1 and of the
immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the
Officers' Certificate otherwise required pursuant to Section 3.1 or the Company
Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Unless otherwise provided for in the form of Security, each
Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this
Indenture or be valid or obligatory for any purpose unless there appears on such
Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such
Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section
3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4.  Temporary Securities.
              --------------------

                  Pending the preparation of definitive Securities of any
series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of the same Stated Maturity and aggregate principal amount and of like tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                                       25

Section 3.5.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

                  The Company shall cause to be kept at the Corporate Trust
Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering
Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series as designated pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of the same Stated Maturity and aggregate principal amount and of like tenor.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of the same Stated Maturity and aggregate principal amount and of like tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the
Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the
Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of
transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for

                                       26

redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Notwithstanding the foregoing, any Book-Entry Security shall be exchangeable pursuant to this Section 3.5 for Securities registered in the name of Persons other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Book-Entry Security or if at any time such
Depository ceases to be a clearing agency registered under the Securities
Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the
Trustee a Company Order that such Book-Entry Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depository shall direct.

                  Notwithstanding any other provision in this Indenture, a
Book-Entry Security may not be transferred except as a whole by the Depository with respect to such Book-Entry Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such
Depository.

Section 3.6. Mutilated, Destroyed, Lost and Stolen Securities.
             ------------------------------------------------

                  If any mutilated Security is surrendered to the Trustee, the
Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i)
evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and the same Stated Maturity and aggregate principal amount and of like tenor and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the
Company may require the payment by the holder of such mutilated, destroyed, lost or stolen Security of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                                       27

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series  duly issued hereunder.

                  The provisions of this Section are exclusive and shall
preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7. Payment of Interest; Interest Rights Preserved.
             ----------------------------------------------

                  Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment
Date shall be paid to the Person in whose name that Security (or one or more
Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date
(herein called "Defaulted Interest") shall forthwith cease to be payable to the
Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                   (1) The Company may elect to make payment of any Defaulted
         Interest to the Persons in whose names the Securities of such series
         (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such
         Defaulted Interest, which shall be fixed in the following manner. The
         Company shall notify the Trustee in writing of the amount of Defaulted
         Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such
         Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted
         Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.
         The Trustee shall promptly notify the Company of such Special Record
         Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the
         Special Record Date therefor to be mailed, fast-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such
         Special Record Date. Notice of the proposed payment of such Defaulted
         Interest and the Special

                                       28

         Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                   (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each
Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8. Persons Deemed Owners.
             ---------------------

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9.  Cancellation.
              ------------

                  All Securities surrendered for payment, redemption,
registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled
Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certification of destruction to the Company upon request.

                                       29

Section 3.10.  Computation of Interest.
               -----------------------

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11. CUSIP Numbers.
              -------------

                  The Company in issuing the Securities may use "CUSIP" numbers
(if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                           Satisfaction and Discharge

Section 4.1. Satisfaction and Discharge of Indenture.
             ---------------------------------------

                  This Indenture shall upon Company Request cease to be of
further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                   (1) either

                   (A) all Securities theretofore authenticated and delivered
         (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.3) have been delivered to the Trustee for cancellation; or

                   (B) all such Securities not theretofore delivered to the
         Trustee for cancellation

                       (i) have become due and payable, or

                       (ii) will become due and payable at their Stated Maturity
                   within one year, or

                                       30

                       (iii) are to be called for redemption within one year
                   under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the
         Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the
         case may be;

                   (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                   (3) the Company has delivered to the Trustee an Officers'
         Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this
Indenture, the obligations of the Company to the Trustee under Section 6.7, the respective obligations of the Company and the Trustee to any Authenticating
Agent under Section 6.14 and, if money shall have been deposited with the
Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2.  Application of Trust Money.
              --------------------------

                  Subject to provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    Remedies

Section 5.1. Events of Default.
             -----------------

                  "Event of Default," wherever used herein with respect to
Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any

                                       31

judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                   (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                   (3) default in the deposit of any sinking fund or other
         payment required pursuant to the terms of a Security of that Series as established by or pursuant to a Board Resolution as permitted by
         Section 3.1(8), when and as due by the terms of a Security of that series; or

                   (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of
         Securities other than that series, provided that for purposes of this clause (4) any covenant or agreement on the part of the Company contained in this Indenture which is not limited to a series of
         Securities shall be in respect of all series of Securities), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holder or
         Holders of at least 25% in principal amount of the Outstanding
         Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

                   (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial pan of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                   (6) or the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the
         Company in an involuntary case or proceeding under any applicable
         Federal or State bankruptcy,

                                       32

         insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action;
         or

                   (7) any event which constitutes an "Event of Default" under the terms governing Securities of that series established as provided in Section 3.1.

Section 5.2. Acceleration of Maturity: Rescission and Annulment.
             --------------------------------------------------

                  If an Event of Default with respect to Securities of any
series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holder or Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with
respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the
Company and the Trustee, may rescind and annul such declaration and its consequences if

                   (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (A) all overdue interest on all Securities of that series,

                   (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                   (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                   (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                                       33

                   (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

             The Company covenants that if

                   (1) default is made in the payment of any interest on any
         Security of any series when such interest becomes due and payable and such default, continues for a period of 30 days, or

                   (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the
Holders of such Securities, the whole amount then due and payable on Securities of such series for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any
series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4. Trustee May File Proofs of Claim.
             --------------------------------

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the
Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the
Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the

                                       34

Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any
Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the
Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.5. Trustee May Enforce Claims Without Possession of Securities.
             -----------------------------------------------------------

                  All rights of action and claims under this Indenture or the
Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6. Application of Money Collected.
             ------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the
Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD: To the Company.

Section 5.7.  Limitation on Suits.
              -------------------

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this
Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                       35

                   (1) such Holder has previously given written notice to the
         Trustee of a continuing Event of Default with respect to the Securities of that series;

                   (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such
         Event of Default in its own name as Trustee hereunder;

                   (3) such Holder or Holders have offered to the Trustee
         reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                   (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such
Holders.

Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.
             ----------------------------------------------------------------

                  Notwithstanding any other provision in this Indenture, the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and
(subject to Section 3.7) any interest on such Security on the Stated Maturity or
Maturities expressed in such Security (or, in the case of redemption, on the
Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9. Restoration of Rights and Remedies.
             ----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                       36

Section 5.10.  Rights and Remedies Cumulative.
               ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11. Delay or Omission Not Waiver.
              ----------------------------

                  No delay or omission of the Trustee or of any Holder of any
Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this
Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12. Control by Holders.
              ------------------

                  The Holders of a majority in principal amount of the
Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the
Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                   (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                   (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13. Waiver of Past Defaults.
              -----------------------

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the
Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                   (1) in the payment of the principal of or any premium or
         interest on any Security of such series, or

                                       37

                   (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the
         Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14. Undertaking for Costs.
              ---------------------

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust
Indenture Act shall he deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

Section 5.15. Waiver of Stay or Extension Laws.
              --------------------------------

                  The Company covenants (to the extent that it may lawfully do
so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

Section 6.1.  Certain Duties and Responsibilities.
              -----------------------------------

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate
Indemnity against such risk or liability is not reasonably assured to it.
Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or

                                       38

affording protection to the Trustee shall be subject to the provisions of this
Section.

Section 6.2. Notice of Defaults.
             ------------------

                  If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act;
provided, however, that in the case of any default of the character specified in
Section 5.1(4) with respect to Securities of such series, no such notice to
Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.3. Certain Rights of Trustee.
             -------------------------

                  Subject to the provisions of Section 6.1:

                   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board
Resolution;

                   (c) whenever in the administration of this Indenture the
Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                   (d) the Trustee may consult with counsel and the written
advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                   (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or unity against the costs, expenses and liabilities which might be incurred by it in compliance the such request or direction;

                   (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice,

                                       39

request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                   (g) the Trustee may execute any of the trusts or powers
hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 6.4. Not Responsible for Recitals or Issuance of Securities.
             ------------------------------------------------------

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for any statement made in any prospectus or similar document used to sell the Securities.

Section 6.5.  May Hold Securities.
              -------------------

                  The Trustee, any Authenticating Agent, any Paying Agent, any
Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to
Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent,
Security Registrar or such other agent.

Section 6.6.  Money Held in Trust.
              -------------------

                  Money held by the Trustee in trust hereunder need not be
segregated from other funds except to the extent required by law. The Trustee shall invest money received by it hereunder as agreed with the Company.

Section 6.7.  Compensation and Reimbursement.
              ------------------------------

                  The Company agrees

                   (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                                       40

                   (2) except as otherwise expressly provided herein, to
         reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                   (3) to indemnify the Trustee for, and to hold it harmless
         against, loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 6.8. Disqualification; Conflicting Interests.
             ---------------------------------------

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.9. Corporate Trustee Required; Eligibility.
             ---------------------------------------

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $500,000,000 and have an office or agency in New York, New York where Securities may be presented for payment and for registration of transfer or exchange. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10.  Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

                   (a) No resignation or removal of the Trustee and no
appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                   (b) The Trustee may resign at any time with respect to the
Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Securities.

                                       41

                   (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the
Outstanding Securities delivered to the Trustee and to the Company.

                   (d) If at any time:

                   (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section
5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                   (e) If the Trustee shall resign, be removed or become
incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or
Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the
Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the
Outstanding Securities of such series delivered to the Company and the retiring
Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section
6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a
Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of successor Trustee with respect to the Securities of such series.

                                       42

                   (f) The Company shall give notice of each resignation and
         each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the
         Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11. Acceptance of Appointment by Successor.
              --------------------------------------

                   (a) In case of the appointment hereunder of a successor
Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee;
but, on the request of the Company or the successor Trustee, such retiring
Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor
Trustee all property and money held by such retiring Trustee hereunder.

                   (b) In case of the appointment hereunder of a successor
Trustee with respect to the Securities of one or more (but not all) series, the
Company, the retiring Trustee and each successor Trustee with respect to the
Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the
Securities of that or those series to which the appointment of such successor
Trustee relates, (2) if the retiring Trustee is not retiring with respect to all
Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this
Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor
Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor
Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                                       43

                   (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

                   (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12.  Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

                  Any corporation into which the Trustee may be merged or
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13.  Preferential Collection of Claims Against Company.
               -------------------------------------------------

                  If and when the Trustee shall be or become a creditor of the
Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14.  Appointment of Authenticating Agent.
               -----------------------------------

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the
Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an
Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating
Agent, having a combined capital and surplus of not less than $500,000,000 and subject to supervision or examination by Federal

                                       44

or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall he deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving
written notice thereof to the Trustee and to the Company. The Trustee may at any
time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating
Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of
Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                                       45

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       -------------------------------------
                                       As Trustee

                                       By:
                                          ----------------------------------
                                          As Authenticating Agent

                                       By:
                                          -----------------------------------
                                          Authorized Officer

                                  ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.
             ---------------------------------------------------------

             The Company will furnish or cause to be furnished to the
Trustee:

             (a) semi-annually, not later than May 1 and November 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding April 1 or October 1, as the case may be; and

             (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 7.2.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security
Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

                                       46

             (b) The rights of the Holders to communicate with other Holders with respect to heir rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

             (c) Every Holder of Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.3.  Reports by Trustee.
              ------------------

             (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by ss. 313(a) of the Trust Indenture Act, the Trustee
shall, within 60 days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such ss. 313(a).

             (b) A copy of each such report shall, at the time of such
transmission to Holders, filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The
Company will notify the Trustee when any Securities listed on any stock exchange.

Section 7.4. Reports by Company.
             ------------------

             (a) The Company covenants and agrees to file with the Trustee copies, within 15 days after the Company is required to file the same with the
Commission, of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934; or, if the Company is not required to file Information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to by the Commission, such of the supplementary and periodic information, documents and reports, if any, which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

             (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports, if any, with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                                       47

             (c) The Company covenants and agrees to transmit by mail to all
Holders, as these and addresses of such Holders appear upon the Security
Register, within 30 days after the filing thereof with the Trustee, such summaries of information, documents and reports required to be filed by the
Company, if any, pursuant to subsections (a) and (b) of this Section 7.4 as may be required by rules and regulations prescribed from time to time by the
Commission.

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1. Company May Consolidate, Etc. Only on Certain Terms.
             ---------------------------------------------------

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any corporation, and the Company shall not permit any corporation to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                   (1) if the Company shall consolidate with or merge into
         another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any corporation, the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the
         District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                   (2) immediately after giving effect to such transaction and treating any indebtedness for borrowed money or guarantee thereof which becomes an obligation of the Company or a Restricted Subsidiary as a result of such transaction as having been incurred by the Company or such Restricted Subsidiary at the time of such transaction, no Event of
         Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                   (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or a Restricted Subsidiary, or any shares of capital stock or indebtedness of any Restricted Subsidiary, would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor corporation, as the

                                       48

         case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                   (4) the Company has delivered to the Trustee an Officers'
         Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2. Successor Substituted.
             ---------------------

                  Upon any consolidation of the Company with, or merger of the
Company into, any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance, transfer or lease, the Company (which term shall for this purpose mean the corporation named as the Company or any successor corporation which shall have theretofore become such in the manner prescribed in Section
8.1) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.

                                   ARTICLE IX

                             Supplemental Indentures

Section 9.1. Supplemental Indentures Without Consent of Holders.
             --------------------------------------------------

                  Without the consent of any Holders, the Company, when
authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                   (1) to evidence the succession of another corporation to the
         Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                   (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                                       49

                   (3) to add any additional Events of Default with respect to all or any series of Securities; or

                   (4) to add to or change any of the provisions of this
         Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                   (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such
         Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                   (6) to secure the Securities pursuant to the requirements of
         Section 10.6 or otherwise; or

                   (7) to establish the form or terms of Securities of any
         series as permitted by Sections 2.1 and 3.1; or

                   (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this
         Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                   (9) to cure any ambiguity, to correct or supplement any
         provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 9.2. Supplemental Indentures with Consent of Holders.
             -----------------------------------------------

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the
Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the
Holder of each Outstanding Security affected thereby,

                                       50

                   (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the rate of accretion of any Original Issue Discount Security or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof
         (or, in the case of redemption, on or after the Redemption Date), or

                   (2) reduce the percentage in principal amount of the
         Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose
         Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                   (3) modify any of the provisions of this Section, Section 5.8 or Section 5.13 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this
         Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this
Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3. Execution Of Supplemental Indentures.
             ------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, (duties or immunities under this Indenture or otherwise.

                                       51

Section 9.4. Effect of Supplemental Indentures.
             ---------------------------------

                  Upon the execution of any supplemental indenture under this
Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and
every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5. Conformity with Trust Indenture Act.
             -----------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.6. Reference in Securities to Supplemental Indentures.
             --------------------------------------------------

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the
Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                    Covenants

Section 10.1. Payment of Principal, Premium and Interest.
              ------------------------------------------

                  The Company covenants and agrees for the benefit of each
series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2.    Maintenance of Office or Agency.
                 -------------------------------

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the
Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served

                                       52

at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.3. Money for Securities Payments to Be Held in Trust.
              -------------------------------------------------

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying
Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the
Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of
Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                                       53

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the
Company.

Section 10.4. Statement by Officers as to Default.
              -----------------------------------

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an
Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the
Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.5. Existence.
              ---------

                  Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the
Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.6. Restrictions on Secured Funded Debt.
              -----------------------------------

                  The Company will not, nor will it permit any Restricted
Subsidiary to, incur, issue, assume, guarantee or create any Secured Funded
Debt, without effectively providing concurrently with the incurrence, issuance, assumption, guaranty or creation of any such Secured Funded Debt that the
Outstanding Securities (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Outstanding Securities)
shall be secured equally and ratably with (or prior to) such Secured Funded
Debt, so long as such Secured Funded Debt shall be secured by a Lien, unless, after giving effect thereto, the sum of the aggregate amount of all

                                       54

outstanding Secured Funded Debt of the Company and its Restricted Subsidiaries
together with all Attributable Debt in respect of sale and leaseback transactions relating to a Principal Property (with the exception of
Attributable Debt which is excluded pursuant to clauses (1) to (6) of Section
10.7), would not exceed 15% of Consolidated Net Tangible Assets; provided, however, that this Section 10.6 shall not apply to, and there shall be excluded from Secured Funded Debt in any computation under this Section 10.6, Funded Debt secured by:

                   (1) Liens on property, shares of capital stock or
         indebtedness of any corporation existing at the time such corporation becomes a Subsidiary;

                   (2) Liens on property, shares of capital stock or
         indebtedness existing at the time of acquisition thereof or incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Company or any Restricted Subsidiary;

                   (3) Liens on property, shares of capital stock or
         indebtedness hereafter acquired (or constructed) by the Company or any
         Restricted Subsidiary and created prior to, at the time of, or within
         270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof;

                   (4) Liens in favor of the Company or any Restricted
         Subsidiary;

                   (5) Liens in favor of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or provisions of any statute;

                   (6) Liens incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from federal income taxation pursuant to Section 103(b) of the Internal Revenue Code of
         1986, as amended;

                   (7) Liens securing the performance of any contract or
         undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded
         Debt, if made and continuing in the ordinary course of business;

                   (8) Liens incurred (no matter when created) in connection
         with the Company's or a Restricted Subsidiary's engaging in leveraged or single-investor lease transactions; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien shall provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general

                                       55

         obligation of the Company or such Restricted Subsidiary;

                   (9) Liens under workers' compensation laws, unemployment
         insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety and appeal bonds to which the Company or any Restricted
         Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens, and Liens arising out of judgments or awards against the Company or any
         Restricted Subsidiary with respect to which the Company or such
         Restricted Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or
         Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Company or any Restricted Subsidiary, as the case may be, or minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens as to the use of real properties, which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the
         Company, in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

                   (10) Liens incurred to finance all or any portion of the cost of construction, alteration or repair of any Principal Property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair;

                   (11) Liens outstanding on the date of this Indenture; or

                   (12) any extension, renewal, refunding or replacement (or
         successive extensions, renewals, refundings or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1)
         to (11), inclusive; provided, however, that (i) such extension, renewal, refunding or replacement Lien shall be limited to all or a part of the same property that secured the Lien extended, renewed, refunded or replaced (plus improvements on such property) and (ii) the
         Funded Debt secured by such Lien at such time is not increased.

                                       56

Section 10.7. Limitation on Sales and Leasebacks.
              ----------------------------------

                  The Company will not, nor will it permit any Restricted
Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property of
the Company or any Restricted Subsidiary, which Principal Property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such sale and leaseback transactions plus all Secured Funded Debt
(with the exception of Funded Debt secured by liens which is excluded pursuant to clauses (1) to (12) of Section 10.6) would not exceed 15 % of Consolidated
Net Tangible Assets. This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under Section 10.6 or this
Section 10.7, Attributable Debt with respect to, any sale and leaseback transaction if:

                   (1) the Company or a Restricted Subsidiary is permitted to create Funded Debt secured by a Lien pursuant to clauses (1) to (12) of
         Section 10.6 on the Principal Property to be leased, in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction, without equally and ratably securing the Outstanding
         Securities;

                   (2) the Company or a Restricted Subsidiary, within 270 days after the sale or transfer shall have been made by the Company or a
         Restricted Subsidiary, shall apply an amount in cash equal to the greater of (i) the net proceeds of the sale or transfer of the
         Principal .Property leased pursuant to such arrangement or (ii) the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined by the Chief Executive
         Officer, the President, the Chief Financial Officer, the Treasurer or
         the Controller of the Company) to the retirement of Secured Funded Debt of the Company or any Restricted Subsidiary (other than Secured Funded
         Debt owned by the Company or any Restricted Subsidiary);

                   (3) the Company or a Restricted Subsidiary invests the net proceeds, or an amount equal to the anticipated net proceeds, of the sale or transfer of the Principal Property leased pursuant to such transaction, within 270 days prior to or subsequent to such sale or transfer, in other property having a fair market value (as determined by the Chief Executive Officer, the President, the Chief Financial
         Officer, the Treasurer or the Controller of the Company) at least equal to the fair market value of the Principal Property so leased;

                   (4) the effective date of any such arrangement is within 270 days of the acquisition of the Principal Property (including, without limitation, acquisition by merger or consolidation) or the completion of construction and commencement of operation thereof, whichever is later;

                                       57

                   (5) the lease in such sale and leaseback transaction is for a term, including renewals, of not more than five years; or

                   (6) such sale and leaseback transaction is entered into
         between the Company and a Restricted Subsidiary or between Restricted
         Subsidiaries.

Section 10.8.  Waiver of Certain Covenants.
               ---------------------------

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.6 to 10.7, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the
Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE XI

                            Redemption of Securities

Section 11.1. Applicability of Article.
              ------------------------

                  Securities of any series which are redeemable before their
Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 11.2. Election to Redeem; Notice to Trustee.
              -------------------------------------

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days, in the event of a redemption of less than all the Securities of any series, or at least 45 days, in the event of a redemption of all the Securities of any series, prior to the Redemption
Date fixed by the Company (unless a shorter notice shall be satisfactory to the
Trustee), notify the Trustee of such Redemption Date, of the principal amount of
Securities of such series to be redeemed and, if applicable, of the tenor of the
Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the
Trustee with an Officers' Certificate evidencing compliance with such restriction.

                                       58

Section 11.3.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

                  If less than all the Securities of any series are to be
redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the
Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding
Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context
otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4. Notice of Redemption.
              --------------------

                  Notice of redemption shall be given by first-class mail,
postage prepaid, mailed not less than 30 nor more than 60 days prior to the
Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed (including, subject to Section 3.11, the CUSIP number) and shall state:

                   (1) the Redemption Date,

                   (2) the Redemption Price,

                   (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular
         Securities to be redeemed,

                   (4) that on the Redemption Date the Redemption Price will
         become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                                       59

                   (5) the place or places where such Securities are to be
         surrendered for payment of the Redemption Price, and

                   (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the
election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5. Deposit of Redemption Price.
              ---------------------------

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own
Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the
Redemption Date shall be an Interest Payment Date) accrued interest on, all the
Securities which are to be redeemed on that date.

Section 11.6. Securities Payable on Redemption Date.
              -------------------------------------

                  Notice of redemption having been given as aforesaid, the
Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date
(unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such
Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special
Record Dates according to their terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7. Securities Redeemed in Part.
              ---------------------------

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to

                                       60

and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Book-Entry Security is so surrendered, such new Security so issued shall be a new Book-Entry Security.

                                   ARTICLE XII

                                  Sinking Funds

Section 12.1. Applicability of Article.
              ------------------------

                  The provisions of this Article shall be applicable to any
sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an
"optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2. Satisfaction of Sinking Fund Payments with Securities.
              -----------------------------------------------------

                  The Company (1) may deliver Outstanding Securities of a series
(other than any previously called for redemption) and (2) may apply as a credit
Securities of a series which have been redeemed either at the election of the
Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such
Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such
Securities shall be received and credited for such purpose by the Trustee at the
Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3. Redemption of Securities for Sinking Fund.
              -----------------------------------------

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an
Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that

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series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the
Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4. Such notice having been duly given, the redemption of such
Securities shall be made upon the terms and in the manner stated in Sections
11.6 and 11.7.

                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

Section 13.1.  Applicability of Article; Company's Option to Effect Defeasance
               or Covenant Defeasance.
               ---------------------------------------------------------------

                  If pursuant to Section 3.1 provision is made for either or both of (a) defeasance of the Securities of a series under Section 13.2 or (b)
covenant defeasance of the Securities of a series under Section 13.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIII, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 13.2
(if applicable) or Section 13.3 (if applicable) be applied to the Outstanding
Securities of such series upon compliance with the conditions set forth below in this Article XIII.

Section 13.2. Defeasance and Discharge.
              ------------------------

                  Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied
(hereinafter, "defeasance"). For this purpose, such defeasance means that the
Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged thereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.4 as more fully set forth in such Section, payments of the principal of (and premium and interest, if any, on) such Securities when such payments are due, (B) the
Company's obligations with respect to such Securities under Sections 3.4, 3.5,
3.6, 10.2 and 10.3 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee or any Authenticating Agent hereunder and (D) this Article XIII.
Subject to compliance with this Article XIII, the Company may exercise its option under this Section 13.2 notwithstanding the prior exercise of its option under Section 13.3 with respect to the Securities of such series.

                                       62

Section 13.3. Covenant Defeasance.
              -------------------

                  Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections
8.1, 10.6, 10.7 and 10.8 (and any covenant applicable to such Securities that are determined pursuant to Section 3.1 to be subject to this provision) and the occurrence of an event specified in Section 5.1(4) (with respect to any of
Sections 8.1, 10.6, 10.7 or 10.8) (and any other Event of Default applicable to such Securities that are determined pursuant to Section 3.1 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding
Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such
Section or clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 13.4.     Conditions to Defeasance or Covenant Defeasance.
                  -----------------------------------------------

                  The following shall be the conditions precedent to application of either Section 3.2 or Section 13.3 to the Outstanding Securities of such series:

                   (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article XIII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the
         Holders of such Securities, (A) money in an amount, or (B) U.S.
         Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium and interest, if any on) the
         Outstanding Securities of such series on the Maturity of such principal, or premium and interest, if any. Before such a deposit the
         Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with
         Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are
         (x) direct obligations of the. United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a
         Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the
         United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in section

                                       63

         3(a) (2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

                   (2) Such defeasance or covenant defeasance shall not (A)
         cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 or for purposes of the
         Trust Indenture Act with respect to any securities of the Company or
         (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment
         Company Act of 1940, as amended.

                   (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this
         Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                   (4) In the case of an election under Section 13.2, the
         Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable
         Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding
         Securities of such series will not recognize income, gain or loss for
         Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                   (5) In the case of an election under Section 13.3, the
         Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to
         Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                   (6) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to
         Section 3.1.

                   (7) The Company shall have delivered to the Trustee an
         Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

                                       64

Section 13.5. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.
              -------------------------------------------------------------

                  Subject to the provisions of the last paragraph of Section
10.3, all money and U.S. Government Obligations (including the proceeds thereof)
deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S.
Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof.

                  Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the
Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 13.6. Reinstatement.
              -------------

                  If the Trustee or the Paying Agent is unable to apply any
money in accordance with Section 13.2 or 13.3 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the
Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII until such time as the Trustee or
Paying Agent is permitted to apply all such money in accordance with Section
13.2 or 13.3; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                               -------------------

                                       65

                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    NALCO CHEMICAL COMPANY

                                    By:     /s/ William E. Buchholz
                                          ----------------------------------
                                    Name:   William E. Buchholz
                                    Title:  Senior Vice President, Chief
                                            Financial Officer

                                    By:     /s/ William G. Marshall
                                          ----------------------------------
                                    Name:   William G. Marshall
                                    Title:  Treasurer

Attest:

/s/ S. J. Gioimo
------------------

                                     THE CHASE MANHATTAN BANK
                                             As Trustee

                                      By:      /s/ David Kousich
                                          ----------------------------------
                                      Name:    David Kousich
                                      Title:   Authorized Signer

Attest:

/s/
--------------------------------

                                       66

STATE OF ILLINOIS  )
                   ) ss.:
COUNTY OF DuPAGE   )

                  On the 1st day of May, 1998, before me personally came William
E. Buchholz and William G. Marshall, to me known, who, being by me duly sworn, did depose and say that they are respectively, the Senior Vice President, Chief
Financial Officer and the Treasurer, of Nalco Chemical Company, one of the
corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of
Directors of said corporation, and that they signed their names thereto by like authority.

                              --------------------

STATE OF OHIO      )
                   ) ss.:
COUNTY OF CUYAHOGA )

                  On the 1st day of May, 1998, before me personally came David
Kousich, to me known, who, being by me duly sworn, did depose and say that he is the Authorized Signer of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                         /s/ B. Impala
                                         -------------
                                         B. IMPALA
                                         Notary Public, State of Ohio
                                         My Commission Expires October 2, 1999

                                       67